EXHIBIT 10.9

FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. _______	___________, 201X

Advanced Environmental Petroleum Producers, Inc.

Series A Preferred Stock Purchase Warrant

_________________

THIS CERTIFIES THAT, for value received on _________ (“Effective Date”), __________, or his/her/its registered assigns (the “Purchaser”), is entitled to purchase from Advanced Environmental Petroleum Producers, Inc., a Florida corporation (the “Company”), at any time prior to ____, 20__ (the “Warrant Exercise Term”), the Shares at the Exercise Price (each as defined in Section 1 below).

This Warrant is one of a series of warrants of like tenor (“Warrants”) that have been issued in connection with the Company’s private offering solely to accredited investors or the State of Texas including the Purchaser (collectively, the “Purchasers”) of the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), convertible into shares of Company common stock, par value $0.0001 per share (“Common Stock”).

This Warrant is subject to the following terms and conditions:

1. Shares. The Purchaser has, subject to the terms set forth herein, the right to purchase, at any time during the Warrant Exercise Term, up to ___________ (______) shares (the “Shares”) of the Company’s Series A Preferred Stock, at a per share exercise price of $.0825 (the “Exercise Price”). The Exercise Price is subject to adjustment as provided in Section 3 hereof.

2. Exercise of Warrant.

(a) Exercise. This Warrant may be exercised by the Purchaser at any time during the Warrant Exercise Term, in whole or in part, in addition to the manner set forth in Section 2(b) below, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Purchaser to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by check payable to the order of the Company, or in the form of a Cashless Exercise to the extent permitted in Section 2(b) below, of the amount obtained by multiplying the number of Shares designated in the Notice of Exercise by the Exercise Price (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant (or notice of a Cashless Exercise in accordance with Section 2(b)) pursuant to this Section 2(a) shall have been made.

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(b) The Holder may, at any time, in its sole discretion, exercise all or any part of the Warrant in a “cashless” or “net-issue” exercise (a “Cashless Exercise”) by delivering to the Company (1) the Notice of Exercise and (2) the original Warrant, pursuant to which the Holder shall surrender the right to receive upon exercise of this Warrant, a number of Shares having a value (as determined below) equal to the Exercise Price, in which case, the number of Shares to be issued to the Purchaser upon such exercise shall be calculated using the following formula:

X	=	(Y*A) - (Y*B) A

with:	X =	the number of Shares to be issued to the Purchaser

	Y =	the number of Shares with respect to which the Warrant is being exercised

	A =	the fair value per share of Series A Preferred Stock on the date of exercise of this Warrant

	B =	the then-current Exercise Price of the Warrant

Solely for the purposes of this paragraph, “fair value” per share of Series A Preferred Stock shall mean (A) the average of the closing sales prices, as quoted on the primary national or regional stock exchange on which the Series A Preferred Stock is listed, or, if not listed, the OTC Bulletin Board if quoted thereon, on the twenty (20) Trading Days (as defined below) immediately preceding the date on which the Notice of Exercise is deemed to have been sent to the Company or (B) if the Series A Preferred Stock is not publicly traded as set forth above, as reasonably and in good faith determined by the Board of Directors of the Company as of the date on which the Notice of Exercise is deemed to have been sent to the Company. “Trading Day” means any day on which the Series A Preferred Stock is traded on the primary national or regional stock exchange on which the Series A Preferred Stock is listed, or if not so listed, the OTC Bulletin Board, if quoted thereon, is open for the transaction of business.

Notwithstanding the foregoing provisions of this Section 2(b), Purchaser may not make a Cashless Exercise if and to the extent that such exercise would require the Company to issue a number of shares of Series A Preferred Stock in excess of its authorized but unissued shares of Series A Preferred Stock, less all amounts of Series A Preferred Stock that have been reserved for issue upon the conversion of all outstanding securities convertible into shares of Series A Preferred Stock and the exercise of all outstanding options, warrants and other rights exercisable for shares of Series A Preferred Stock. If the Company does not have the requisite number of authorized but unissued shares of Series A Preferred Stock to permit Purchaser to make a Cashless Exercise, the Company shall use commercially reasonable efforts to obtain the necessary stockholder consent to increase the authorized number of shares of Series A Preferred Stock to permit such Purchaser to make a Cashless Exercise pursuant to this Section 2(b).

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(c) Issuance of Certificates. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof (or Section 2(b) with respect to a Cashless Exercise), the Company, at its expense, shall cause to be issued in the name of and delivered to the Purchaser (i) a certificate or certificates for the number of fully paid and non-assessable Shares to which the Purchaser shall be entitled upon such exercise and, if applicable, (ii) a new warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of this Warrant not exercised by the Purchaser. The Purchaser shall for all purposes hereof be deemed to have become the Purchaser of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) (or a Cashless Exercise pursuant to Section 2(b)) hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

(d) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Purchaser for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

3. Adjustment of Exercise Price and Number of Shares.

(a) Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, or a reverse merger in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, all necessary or appropriate lawful provisions shall be made so that the Purchaser shall thereafter be entitled to receive, at the Company’s option, (i) upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3, or (ii) cash in an amount equal to the value of the unexercised portion of this Warrant as determined by the Company’s board of directors. If the per share consideration payable to the Purchaser for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors (the “Board of Directors”). The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Purchaser after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

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(b) Adjustments for Split, Subdivision or Combination of Shares. If the Company shall at any time subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Series A Preferred Stock subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Series A Preferred Stock subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Series A Preferred Stock subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Series A Preferred Stock subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

(d) Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Purchaser at the address of such Purchaser as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

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4. Notices. All notices, requests, consents and other communications required or permitted under this Warrant shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company to:

Advanced Environmental Petroleum Producers, Inc.

14405 Walters Road, Suite 780

Houston, Texas 77014

If to the Purchaser at its address as furnished in the ______________.

Either party may give any notice, request, consent or other communication under this Warrant using any other means (including personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section 4.

5. Legends. Each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

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6. Removal of Legend. Upon request of a holder of a certificate with the legends required by Section 5 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received an opinion of counsel satisfactory to the Company in form and substance to the effect that any transfer by such holder of the Shares evidenced by such certificate will not violate the Act or any applicable state securities laws.

7. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round up, as nearly as practicable to the nearest whole Share, the number of Shares to be issued.

8. Rights of Stockholders. Except as expressly provided in Section 3(c) hereof, the Purchaser, as such, shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

9. Mandatory Exchange. Upon the effective date that all issued and outstanding shares of Series A Preferred Stock are voluntarily or mandatorily converted into shares of Company Common Stock pursuant to the terms of the amended and restated certificate of incorporation, or designation if applicable (“Conversion Date”), the rights under this Warrant will automatically be amended to provide that the Holder shall have the right to purchase, in lieu of the Shares, a number of shares of Company Common Stock into which the Shares underlying the Warrant on the Conversion Date are then convertible at an exercise price equal to the then conversion price of the Shares into Common Stock on such Conversion Date, with all other terms remaining substantially the same (“Exchange Warrant”). Each holder of Warrants to be exchanged pursuant to this Section 9 shall be sent written notice of such Conversion Date and the place designated for mandatory exchange of the Warrant for the Exchange Warrant. Upon receipt of such notice, each holder of such Warrant shall surrender his, her or its Warrant certificate (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate) to the Company at the place designated in such notice. If so required by the Company, Warrant certificates surrendered for exchange shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Warrant being exchanged pursuant to this Section 9, will terminate at the time of the Conversion Date (notwithstanding the failure of the holder or holders thereof to surrender the Warrant certificates for such Exchange Warrant certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their Warrant certificate or certificates therefor (or lost certificate affidavit and agreement), to receive the Exchange Warrant as provided by this Section 9. As soon as practicable after the Conversion Date and the surrender of the Warrant certificate (or lost certificate affidavit and agreement), the Company shall issue and deliver to such holder, or to his, her or its nominees, am Exchange Warrant in accordance with the provisions hereof.

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10. Miscellaneous.

(a) This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Purchaser and of the Shares issued or issuable upon the exercise hereof.

(e) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

(f) The Company shall not, by amendment of the Certificate of Incorporation or Bylaws, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser contained herein against impairment.

(g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Purchaser, in lieu thereof, a new Warrant of like date and tenor.

(h) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and a majority in interest of the shares of Series A Preferred Stock underlying the then outstanding Warrants issued to the Purchasers.

(i) THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Advanced Environmental Petroleum Producers, Inc.

By:
Name:	Michael T. Redman
Title:	President and CEO

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Exhibit A

NOTICE OF EXERCISE

TO: Advanced Environmental Petroleum Producers, Inc.

Attention: __________________

The undersigned hereby elects to purchase _______________ shares (the “Shares”) of Series A Preferred Stock of Advanced Environmental Petroleum Producers, Inc. (the “Company”) pursuant to the terms of this Warrant, and tenders herewith:

(1) $______ in cash as payment of the purchase price of such Shares in full; and

(2) _______ shares of Series A Preferred Stock (pursuant to a Cashless Exercise in accordance with Section 2(b) of the Warrant) (check here if the undersigned desires to deliver an unspecified number of shares equal the number sufficient to effect a Cashless Exercise [___]).

If the shares issuable upon this exercise of the Warrant are not all of the Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

________________________________________

(Please print name, address and social security of federal employer identification number (if applicable))

________________________________________

________________________________________

Name of Holder (print): _________________________

(Signature):
(By):

Title:
Dated:

The undersigned hereby represents and warrants the following:

(a) He/she/it (i) has such knowledge and experience in financial and business affairs that he/she/it is capable of evaluating the merits and risks involved in purchasing the Shares, (ii) is able to bear the economic risks involved in purchasing the Shares, and (iii) is either (x) an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended or (y) the State of Texas;

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(b) In making the decision to purchase the Shares, he/she/it has relied solely on independent investigations made by him/her/it and has had the opportunity to ask questions of, and receive answers from, the Company concerning the Shares, the financial condition, prospective business and operations of the Company and has otherwise had an opportunity to obtain any additional information, to the extent that the Company possess such information or could acquire it without unreasonable effort or expense;

(c) His/her/its overall commitment to investments that are not readily marketable is not disproportionate to his/her/its net worth and income, and the purchase of the Shares will not cause such overall commitment to become disproportionate; he/she/it can afford to bear the loss of the purchase price of the Shares;

(d) He/she/it has no present need for liquidity in his/her/its investment in the Shares; and

(e) He/she/it acknowledges that the transaction contemplated in connection with the purchase of the Shares has not been reviewed or approved by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state, and that no such agency has passed on or made any recommendation or endorsement of any of the securities contemplated hereby.

(Signature and Date)

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